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Prospectus Supplement - Aug. 9, 1999*

AXP Stock Fund (Nov. 27, 1998) S-6351-99 (11/98)
(Formerly known as IDS Stock Fund)

The portfolio manager section for AXP Stock Fund is revised as follows:

o Mike Kennedy, vice president and senior equity portfolio manager, joined AEFC in 1985. In 1993, he became Director of Research at AEFC. In 1996, he was promoted to vice president and Director of Global Research. He became co-manager of the Portfolio in October 1998 and sole portfolio manager in July 1999.












S-6351-1 A (8/99)
*Valid until next prospectus update

Destroy Nov. 29, 1999